Exhibit 99.1
Silvaco Reports Second Quarter 2025 Financial Results

Achieved Gross Bookings of $12.91 Million and Revenue of $12.05 Million

Landed 10 New Logos in Photonics, Automotive, Military, Foundry, and Power

Achieved Trailing Twelve-Month ACV Growth of 26%

SANTA CLARA, Calif. - August 6, 2025 -- Silvaco Group, Inc. (Nasdaq: SVCO) (“Silvaco” or the “Company”), a provider of TCAD, EDA software, and SIP solutions that enable innovative semiconductor design and digital twin modeling through AI software and innovation, today announced its second quarter 2025 results.

"With the acquisition of Mixel Group, Inc., we estimate that we have expanded our Serviceable Addressable Market (SAM) by another $110 million, in addition to the estimated $600 million in incremental SAM from our previous acquisitions this year. These acquisitions reinforce our position in fast-expanding markets and further diversify our growth engine," said Dr. Babak Taheri, Silvaco’s Chief Executive Officer. Dr. Taheri continued, "We are equally confident in our long-term growth trajectory, underpinned by strong market demand, strategic expansion, and the increasing value of our technology stack."

Commenting on the financial results and outlook, Dan Shaw, Silvaco’s Senior Director of FP&A, added, “Despite the current macroeconomic headwinds, we continue to work towards closing delayed customer orders and introducing our newly acquired products to our existing and new customer base to ensure the company is well positioned for higher growth rates moving forward.”

Second Quarter 2025 and Recent Third Quarter 2025 Business Highlights

•Closed acquisition of Mixel Group, Inc. on August 1st, expanding (SAM) by an additional estimated $110 million

•14% of Q2 revenue from 10 new customers
•6% of Q2 revenue from new customers acquired in previous two quarters
•40% of Q2 revenue from expansion in existing customers
•40% of Q2 revenue from renewals

•Leadership Update: Three new additions to the Executive team, including Senior VP of EDA Business Unit, Senior VP of Silicon IP Business Unit, and VP of Business Development

•Our recent customer success announcements include:
◦Alps Alpine adopted Silvaco’s Jivaro Pro™ to accelerate SPICE post-layout simulation
◦Collaboration with Fraunhofer ISIT to advance Next-Generation GaN with Silvaco’s DTCO Flow, strengthening our lead position in power electronics
◦Wavetek deployed Silvaco’s Victory TCAD™ to drive innovation in GaN-based connectivity solution

•We have settled our ongoing dispute with the former shareholders of Nangate, Inc.

Second Quarter 2025 Financial Results

GAAP Financial Results

•Revenue of $12.05 million, down 19% year-over-year and down 15% quarter-over-quarter.
◦TCAD revenue of $6.8 million, down 34% year-over-year.
◦EDA revenue of $3.4 million, up 15% year-over-year.
◦SIP revenue of $1.8 million, up 11% year-over-year.
•GAAP gross profit and GAAP gross margin were $8.5 million and 71%, respectively, which includes the impact of $0.4 million in stock-based compensation expense, $0.2 million in amortization of acquired intangible assets, and $0.1 million in acquisition-related professional fees and retention bonuses, down from $10.1 million and up from 68%, respectively, in Q2 2024.
•GAAP net loss of $9.4 million, compared to a GAAP net loss of $38.4 million in Q2 2024.
•GAAP basic net loss per share of $(0.32), compared to GAAP basic net loss per share of $(1.55) in Q2 2024.
•As of Q2 2025, cash, cash equivalents, restricted cash and marketable securities totaled $55.5 million.

Key Operating Indicators and Non-GAAP Financial Results:

•Gross bookings were $12.9 million, down 34% year-over-year.
•As of June 30, 2025, the remaining performance obligation balance was $36.4 million, 50% of which is expected to be recognized as revenue in the next 12 months.
•Non-GAAP gross profit and non-GAAP gross margin were $9.2 million and 76%, respectively, down from $12.8 million and 86% in Q2 2024.
•Non-GAAP net loss of $4.6 million, compared to non-GAAP net income of $1.8 million in Q2 2024.
•Non-GAAP diluted net loss per share of $(0.16), compared to non-GAAP diluted net income per share of $0.07 in Q2 2024.

For a discussion of the non-GAAP metrics presented in this press release, as well as a reconciliation of non-GAAP metrics to the nearest comparable GAAP metric, see “Discussion of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliation” in the accompanying tables below.

Supplementary materials to this press release, including second quarter 2025 financial results, can be found at https://investors.silvaco.com/financial-information/quarterly-results.

Third Quarter and Full Year 2025 Financial Outlook

As of August 6, 2025, Silvaco is providing guidance for its third quarter of 2025 and its full-year 2025, which represents Silvaco’s current estimates on its operations and financial results. The financial information below represents forward-looking financial information and in some instances forward-looking, non-GAAP financial information, including estimates of non-GAAP gross margin, non-GAAP operating income (loss) and non-GAAP diluted net income (loss) per share. GAAP gross margin is the most comparable GAAP measure to non-GAAP gross margin, GAAP operating income (loss) is the most comparable GAAP measure to non-GAAP operating income (loss). GAAP diluted net income (loss) per share is the most comparable GAAP measure to non-GAAP diluted net income (loss) per share. Non-GAAP gross margin differs from GAAP gross margin in that it excludes items such as stock-based compensation expense, amortization of acquired intangible assets, acquisition-related professional fees and retention bonuses, and payroll tax from the IPO lock-up release. Non-GAAP operating income (loss) differs from GAAP operating income (loss) in that it excludes items such as acquisition-related litigation settlement and legal costs, stock-based compensation expense, amortization of acquired intangible assets, acquisition-related professional fees and retention bonuses, payroll tax from the IPO lock-up release, IPO preparation costs, and executive severance costs. Non-GAAP diluted net income (loss) per share differs from GAAP diluted net income (loss) per share in that it excludes certain costs, including IPO preparation costs, acquisition-related litigation settlement and legal costs, stock-based compensation expense, amortization of acquired intangible assets, acquisition-related professional fees and retention bonuses, payroll tax from the IPO lock-up release, executive severance costs, change in fair value of contingent consideration, foreign exchange (gain) loss, loss on debt extinguishment, and the income tax effect on non-GAAP items. Silvaco is unable to predict with reasonable certainty the ultimate outcome of these exclusions without unreasonable effort. Therefore, Silvaco has not provided guidance for GAAP gross margin, GAAP operating income (loss) or GAAP diluted net income (loss) per share or a reconciliation of the forward-looking non-GAAP gross margin or non-GAAP operating income (loss) or non-GAAP diluted net income (loss) per share guidance to GAAP gross margin or GAAP operating income (loss) or GAAP diluted net income (loss) per share, respectively. However, it is important to note that these excluded items could be material to our results computed in accordance with GAAP in future periods.

Based on current business trends and conditions, the Company expects for third quarter 2025 the following:

•Gross bookings in the range of $14.0 million to $18.2 million, reflecting a 42% to 84% increase from the third quarter of 2024.
•Revenue in the range of $14.0 million to $18.0 million, representing a 28% increase to 64% increase from the third quarter of 2024.
•Non-GAAP gross margin in the range of 81% to 85%, which would compare to 86% from the third quarter of 2024.
•Non-GAAP operating income (loss) in the range of ($3.5 million) to $0.5 million, compared to income of ($2.6 million) from the third quarter of 2024.
•Non-GAAP net income (loss) per diluted share in the range of ($0.12) to $0.02, compared to ($0.06) from the third quarter of 2024.

Based on current business trends and conditions, the Company expects for full year 2025, the following:

•Gross bookings in the range of $67.0 million to $74.0 million, reflecting a 2% to 13% increase from 2024.

•Revenue in the range of $64.0 million to $70.0 million, representing a 7% to 17% increase from 2024.
•Non-GAAP gross margin in the range of 83% to 86%, which would compare to 86% in 2024.
•Non-GAAP operating income (loss) in the range of ($2.0 million) to $1.0 million, compared to $5.5 million income in 2024.
•Non-GAAP net income (loss) per diluted share in the range of ($0.07) to $0.03, compared to $0.25 income in 2024.

Q2 2025 Conference Call Details

A press release highlighting the Company's results along with supplemental financial results will be available at https://investors.silvaco.com/ along with an earnings presentation to accompany management’s prepared remarks. An archived replay of the conference call will be available on this website for a limited time after the call. Participants who want to join the call and ask a question may register for the call here to receive the dial-in numbers and unique PIN.

Date: Wednesday, August 6, 2025
Time: 5:00 p.m. Eastern time
Webcast: Here (live and replay)

About Silvaco
Silvaco is a provider of TCAD, EDA software, and SIP solutions that enable semiconductor design and digital twin modeling through AI software and innovation. Silvaco’s solutions are used for semiconductor and photonics processes, devices, and systems development across display, power devices, automotive, memory, high performance compute, foundries, photonics, internet of things, and 5G/6G mobile markets for complex SoC design. Silvaco is headquartered in Santa Clara, California, and has a global presence with offices located in North America, Europe, Egypt, Brazil, China, Japan, Korea, Singapore, Vietnam, and Taiwan.

Safe Harbor Statement

This press release contains forward-looking statements based on Silvaco's current expectations. The words “believe”, “estimate”, “expect”, “intend”, “anticipate”, “plan”, “project”, “will”, and similar phrases as they relate to Silvaco are intended to identify such forward-looking statements. These forward-looking statements reflect the current views and assumptions of Silvaco and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations.

These forward-looking statements include but are not limited to, statements regarding our future operating results, financial position, and guidance, our business strategy and plans, our objectives for future operations, our development or delivery of new or enhanced products, and anticipated results of those products for our customers, our competitive positioning, projected costs, technological capabilities, and plans, and macroeconomic trends.

A variety of risks and factors that are beyond our control could cause actual results to differ materially from those in the forward-looking statements including, without limitation, the following: (a) market conditions; (b) anticipated trends, challenges and growth in our business and the markets in which we operate; (c) our ability to appropriately respond to changing technologies on a timely and cost-effective basis; (d) the size and growth potential of the markets for our software solutions, and our ability to serve those markets; (e) our expectations regarding competition in our existing and new markets; (f) the level of demand in our customers’ end markets; (g) regulatory developments in the United States and foreign countries; (h) changes in trade policies, including the imposition of tariffs; (i) proposed new software solutions, services or developments; (j) our ability to attract and retain key management personnel; (k) our customer relationships and our ability to retain and expand our customer relationships; (l) our ability to diversify our customer base and develop relationships in new markets; (m) the strategies, prospects, plans, expectations, and objectives of management for future operations; (n) public health crises, pandemics, and epidemics and their effects on our business and our customers’ businesses; (o) the impact of the current conflicts between Ukraine and Russia and Israel and Hamas and the ongoing trade disputes among the United States and China on our business, financial condition or prospects, including extreme volatility in the global capital markets making debt or equity financing more difficult to obtain, more costly or more dilutive, delays and disruptions of the global supply chains and the business activities of our suppliers, distributors, customers and other business partners; (p) changes in general economic or business conditions or economic or demographic trends in the United States and foreign countries including changes in tariffs, interest rates and inflation; (q) our ability to raise additional capital; (r) our ability to accurately forecast demand for our software solutions; (s) our ability to successfully retain key personnel, integrate and realize the benefits of acquisitions; (t) our expectations regarding the period during which we qualify as an emerging growth company under the JOBS Act and as a smaller reporting company under the Exchange Act; (u) our expectations regarding our ability to obtain, maintain, protect and enforce intellectual property protection for our technology; (v) our status as a controlled company; and (w) our use of the net proceeds from our initial public offering.

It is not possible for us to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results or outcomes to differ materially from those contained in any forward-looking statements we may make. Accordingly, you should not rely on any of the forward-looking statements. Additional information relating to the uncertainty affecting Silvaco’s business is contained in Silvaco’s filings with the Securities and Exchange Commission. These documents are available on the SEC Filings section of the Investor Relations section of Silvaco’s website at http://investors.silvaco.com/. These forward-looking statements represent Silvaco’s expectations as of the date of this press release. Subsequent events may cause these expectations to change, and Silvaco disclaims any obligation to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

Discussion of Non-GAAP Financial Measures

We use certain non-GAAP financial measures to supplement the performance measures in our consolidated financial statements, which are presented in accordance with GAAP. These non-GAAP financial measures include non-GAAP cost of revenue, non-GAAP gross profit, non-GAAP operating income (loss), non-GAAP net income (loss), and non-GAAP diluted net income (loss) per share. We use these non-GAAP financial measures for financial and operational decision-making and as a means to assist us in evaluating period-to-period comparisons.

We define non-GAAP cost of revenue and non-GAAP gross profit as our GAAP cost of revenue and GAAP gross profit adjusted to exclude certain costs, including stock-based compensation expense, amortization of acquired intangible assets, acquisition-related professional fees and retention bonuses and payroll tax from the IPO lock-up release. We define non-GAAP operating income (loss), as our GAAP operating income (loss) adjusted to exclude certain costs, including IPO preparation costs, acquisition-related litigation settlement and legal costs, stock-based compensation expense, amortization of acquired intangible assets, payroll tax from the IPO lock-up release, and executive severance costs. We define non-GAAP net income (loss) as our GAAP net income (loss) adjusted to exclude certain costs, including IPO preparation costs, acquisition-related litigation settlement and legal costs, acquisition-related professional fees and retention bonuses, stock-based compensation expense, amortization of acquired intangible assets, payroll tax from the IPO lock-up release, executive severance costs, change in fair value of contingent consideration, foreign exchange (gain) loss, loss on debt extinguishment, and the income tax effect on non-GAAP items. Our non-GAAP diluted net income (loss) per share is calculated in the same way as our non-GAAP net income (loss), but on a per share basis. We monitor non-GAAP cost of revenue, non-GAAP gross profit, non-GAAP operating income (loss), non-GAAP net income (loss) and non-GAAP diluted net income (loss) per share as non-GAAP financial measures to supplement the financial information we present in accordance with GAAP to provide investors with additional information regarding our financial results.

Certain items are excluded from our non-GAAP cost of revenue, non-GAAP gross profit, non-GAAP operating income (loss), non-GAAP net income (loss) and non-GAAP diluted net income (loss) per share because these items are non-cash in nature or are not indicative of our core operating performance and render comparisons with prior periods and competitors less meaningful. We adjust GAAP cost of revenue, GAAP gross profit, GAAP operating income (loss), GAAP net income (loss), and GAAP diluted net income (loss) per share for these items to arrive at non-GAAP cost of revenue, non-GAAP gross profit, non-GAAP operating income (loss), non-GAAP net income (loss), and non-GAAP diluted net income (loss) per share because these amounts can vary substantially from company to company within our industry depending upon accounting methods and book values of assets, capital structure and the method by which the assets were acquired. By excluding certain items that may not be indicative of our recurring core operating results, we believe that non-GAAP cost of revenue, non-GAAP gross profit, non-GAAP operating income (loss), non-GAAP net income (loss) and non-GAAP diluted net income (loss) per share provide meaningful supplemental information regarding our performance.

We believe these non-GAAP financial measures are useful to investors and others because they allow for additional information with respect to financial measures used by management in its financial and operational decision-making and they may be used by our institutional investors and the analyst community to help them analyze our financial performance and the health of our business. However, there are a number of limitations related to the use of non-GAAP financial measures, and these non-GAAP measures should be considered in addition to, not as a substitute for or in isolation from, our financial results prepared in accordance with GAAP. Other companies, including companies in our industry, may calculate these non-GAAP financial measures differently or not at all, which reduces their usefulness as comparative measures.

SILVACO GROUP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, in thousands except share and par value amounts)

	June 30, 2025	December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$13,132	$19,606
Restricted cash	16,500	—
Current marketable securities	25,853	63,071
Accounts receivable, net	9,888	9,211
Contract assets, net	12,126	11,932
Prepaid expenses and other current assets	4,628	3,460
Total current assets	82,127	107,280
Non-current assets:
Non-current marketable securities	—	4,785
Property and equipment, net	991	865
Operating lease right-of-use assets, net	2,170	1,711
Intangible assets, net	12,514	4,369
Goodwill	18,692	9,026
Non-current portion of contract assets	9,407	12,611
Other assets	1,728	1,698
Total non-current assets	45,502	35,065
Total assets	$127,629	$142,345
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$1,853	$3,316
Accrued expenses and other current liabilities	23,952	19,801
Accrued income taxes	1,524	1,668
Deferred revenue, current	9,303	7,497
Operating lease liabilities, current	864	744
Vendor financing obligation, current	1,114	1,462
Total current liabilities	38,610	34,488
Non-current liabilities:
Deferred revenue, non-current	5,207	3,593
Operating lease liabilities, non-current	1,279	946
Vendor financing obligation, non-current	1,949	2,928
Other non-current liabilities	996	307
Total liabilities	48,041	42,262
Stockholders' equity:
Preferred stock, $0.0001 par value; 10,000,000 shares authorized, no shares issued and outstanding as of June 30, 2025 and December 31, 2024	—	—
Common stock, $0.0001 par value; 500,000,000 shares authorized; 29,603,494 and 28,526,615 shares issued and outstanding as of June 30, 2025 and December 31, 2024, respectively	3	3
Additional paid-in capital	137,572	130,360
Accumulated deficit	(56,694)	(28,012)
Accumulated other comprehensive loss	(1,293)	(2,268)
Total stockholders' equity	79,588	100,083
Total liabilities and stockholders' equity	$127,629	$142,345

SILVACO GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands except share and per share amounts)

	Three Months Ended June 30,		Six months ended June 30,
	2025	2024	2025	2024
Revenue:
Software license revenue	$7,217	$11,023	$17,226	$23,281
Maintenance and service	4,831	3,937	8,914	7,568
Total revenue	12,048	14,960	26,140	30,849
Cost of revenue	3,504	4,861	6,520	6,834
Gross profit	8,544	10,099	19,620	24,015
Operating expenses:
Research and development	5,907	7,707	10,707	11,323
Selling and marketing	4,714	7,171	9,433	10,483
General and administrative	8,066	18,314	16,186	22,914
Litigation settlement	—	14,696	13,069	14,696
Total operating expenses	18,687	47,888	49,395	59,416
Operating loss	(10,143)	(37,789)	(29,775)	(35,401)
Loss on debt extinguishment	—	(718)	—	(718)
Interest income	651	682	1,514	682
Interest and other expense, net	(443)	(349)	(734)	(554)
Loss before income tax provision	(9,935)	(38,174)	(28,995)	(35,991)
Income tax (benefit) provision	(526)	214	(313)	1,019
Net loss	$(9,409)	$(38,388)	$(28,682)	$(37,010)
Net loss per share:
Basic and diluted	$(0.32)	$(1.55)	$(0.99)	$(1.65)
Weighted average shares used in computing per share amounts:
Basic and diluted	29,312,982	24,811,112	29,005,331	22,405,557

SILVACO GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited, in thousands)

	Six Months Ended June 30,
	2025	2024
Cash flows from operating activities:
Net loss	$(28,682)	$(37,010)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	1,146	475
Stock-based compensation expense	4,397	21,829
Provision for credit losses	116	143
Litigation settlement	13,069	14,696
Loss on debt extinguishment	—	718
Accretion of discount on marketable securities, net	(462)	(194)
Change in fair value of contingent consideration	52	(18)
Changes in operating assets and liabilities:
Accounts receivable	97	(3,102)
Contract assets	4,832	(4,081)
Prepaid expenses and other current assets	(1,073)	(882)
Other assets	32	(84)
Accounts payable	(1,576)	(2)
Accrued expenses and other current liabilities	(16,586)	(1,287)
Related party funding of litigation apportionment agreement	6,000	—
Accrued income taxes	(714)	687
Deferred revenue	2,719	(673)
Other non-current liabilities	20	(9)
Net cash used in operating activities	(16,613)	(8,794)
Cash flows from investing activities:
Sales of marketable securities	10,345	—
Purchases of marketable securities	—	(67,809)
Maturities of marketable securities	32,000	—
Acquisition of businesses	(14,306)	—
Purchases of property and equipment	(222)	(56)
Net cash provided by (used in) investing activities	27,817	(67,865)
Cash flows from financing activities:
Proceeds from initial public offering, net of underwriting fees	—	106,020
Proceeds from issuance of convertible note, net of debt issuance costs	—	4,852
Proceeds from loan facility	—	4,250
Repayment of loan facility	—	(4,250)
Repayment of related party line of credit	—	(2,000)
Deferred transaction costs	—	(2,126)
Proceeds from issuance of common stock for share-based awards	361	—
Payment of payroll taxes related to shares withheld from employees	(586)	—
Contingent consideration	(46)	(22)
Payments of vendor financing obligation	(1,328)	(300)
Net cash (used in) provided by financing activities	(1,599)	106,424
Effect of exchange rate fluctuations on cash and cash equivalents and restricted cash	421	88
Net increase in cash and cash equivalents and restricted cash	10,026	29,853
Cash and cash equivalents and restricted cash, beginning of period	19,606	4,421
Cash and cash equivalents and restricted cash, end of period	$29,632	$34,274
Cash and cash equivalents and restricted cash:
Cash and cash equivalents	13,132	34,274
Restricted cash	16,500	—
Total cash and cash equivalents and restricted cash	$29,632	$34,274

SILVACO GROUP, INC.
REVENUE
(Unaudited)
	2024					2025
	Q1	Q2	Q3	Q4	Year	Q1	Q2
Revenue by Region:
Americas	27%	51%	31%	40%	38%	20%	36%
APAC	62%	41%	58%	52%	53%	66%	57%
EMEA	11%	8%	11%	8%	9%	14%	7%
Total revenue	100%	100%	100%	100%	100%	100%	100%

Revenue by Product Line:
TCAD	66%	69%	59%	71%	68%	56%	56%
EDA	30%	20%	24%	24%	24%	36%	29%
SIP	4%	11%	17%	5%	8%	8%	15%
Total revenue	100%	100%	100%	100%	100%	100%	100%

Revenue Item Category:
Software license revenue	77%	74%	62%	78%	74%	71%	60%
Maintenance and service	23%	26%	38%	22%	26%	29%	40%
Total revenue	100%	100%	100%	100%	100%	100%	100%

Revenue by Country:
United States	26%	50%	30%	39%	37%	20%	30%
China	11%	17%	25%	23%	18%	14%	28%
Other	63%	33%	45%	38%	45%	66%	42%
Total revenue	100%	100%	100%	100%	100%	100%	100%

SILVACO GROUP, INC.
GAAP to Non-GAAP Reconciliation
(Unaudited, in thousands except per share amounts)

	Three Months Ended		Six Months Ended
	6/30/2025	6/30/2024	6/30/2025	6/30/2024

GAAP Cost of revenue	$3,504	$4,861	$6,520	$6,834
Less: Stock-based compensation expense	(359)	(2,467)	(558)	(2,467)
Less: Amortization of acquired intangible assets	(249)	(249)	(498)	(249)
Less: Acquisition-related professional fees and retention bonus	(59)	—	(67)	—
Non-GAAP Cost of revenue	$2,837	$2,145	$5,397	$4,118
GAAP Gross profit	$8,544	$10,099	$19,620	$24,015
Add: Stock-based compensation expense	359	2,467	558	2,467
Add: Amortization of acquired intangible assets	249	249	498	249
Add: Acquisition-related professional fees and retention bonus	59	—	67	—
Non-GAAP Gross profit	$9,211	$12,815	$20,743	$26,731
GAAP Research and development	$5,907	$7,707	$10,707	$11,323
Less: Stock-based compensation expense	(576)	(4,065)	(820)	(4,065)
Less: Acquisition-related professional fees and retention bonus	(177)	—	(195)	—
Less: Amortization of acquired intangible assets	(71)	(47)	(122)	(117)
Non-GAAP Research and development	$5,083	$3,595	$9,570	$7,141
GAAP Selling and marketing	$4,714	$7,171	$9,433	$10,483
Less: Stock-based compensation expense	(411)	(3,552)	(734)	(3,552)
Less: IPO preparation costs	—	(39)	—	(178)
Non-GAAP Selling and marketing	$4,303	$3,580	$8,699	$6,753
GAAP General and administrative	$8,066	$18,314	$16,186	$22,914
Less: Stock-based compensation expense	(774)	(11,745)	(2,285)	(11,745)
Less: Acquisition-related litigation settlement and legal costs	(304)	(2,021)	(1,030)	(2,615)
Less: Acquisition-related professional fees and retention bonus	(1,200)	—	(1,877)	—
Less: Amortization of acquired intangible assets	(302)	—	(364)	—
Less: IPO preparation costs	—	(568)	—	(695)
Non-GAAP General and administrative	$5,486	$3,980	$10,630	$7,859
GAAP Litigation settlement	$—	$14,696	$13,069	$14,696
Less: Acquisition-related litigation settlement and legal costs	—	(14,696)	(13,069)	(14,696)
Non-GAAP Litigation settlement	$—	$—	$—	$—
GAAP Operating expenses	$18,687	$47,888	$49,395	$59,416
Less: Stock-based compensation expense	(1,761)	(19,362)	(3,839)	(19,362)
Less: Acquisition-related litigation settlement and legal costs	(304)	(16,717)	(14,099)	(17,311)
Less: Acquisition-related professional fees and retention bonus	(1,377)	—	(2,072)	—
Less: IPO preparation costs	—	(607)	—	(873)
Less: Amortization of acquired intangible assets	(373)	(47)	(486)	(117)
Non-GAAP Operating expenses	$14,872	$11,155	$28,899	$21,753
GAAP Operating loss	$(10,143)	$(37,789)	$(29,775)	$(35,401)
Add: Stock-based compensation expense	2,120	21,829	4,397	21,829
Add: Acquisition-related litigation settlement and legal costs	304	16,717	14,099	17,311
Add: Acquisition-related professional fees and retention bonus	1,436	—	2,139	—
Add: IPO preparation costs	—	607	—	873
Add: Amortization of acquired intangible assets	622	296	984	366
Non-GAAP Operating (loss) income	$(5,661)	$1,660	$(8,156)	$4,978
GAAP Net loss	$(9,409)	$(38,388)	$(28,682)	$(37,010)
Add: Stock-based compensation expense	2,120	21,829	4,397	21,829
Add: Acquisition-related litigation settlement and legal costs	304	16,717	14,099	17,311
Add: Acquisition-related professional fees and retention bonus	1,436	—	2,139	—
Add: IPO preparation costs	—	607	—	873
Add: Amortization of acquired intangible assets	622	296	984	366
Add: Loss on debt extinguishment	—	718	—	718
Add (Less): Change in fair value of contingent consideration	17	(10)	52	(18)
Add: Foreign exchange loss	342	114	547	244
Less: Income tax effect of non-GAAP adjustment	(7)	(43)	(12)	(76)
Non-GAAP Net (loss) income	$(4,575)	$1,840	$(6,476)	$4,237
GAAP Net loss per share:
Basic and diluted:	$(0.32)	$(1.55)	$(0.99)	$(1.65)
Non-GAAP Net income (loss) per share:
Basic	$(0.16)	$0.07	$(0.22)	$0.19
Diluted	$(0.16)	$0.07	$(0.22)	$0.18
Weighted average shares used in GAAP and non-GAAP net income (loss) per share:
Basic	29,312,982	24,811,112	29,005,331	22,405,557
Diluted	29,312,982	25,408,465	29,005,331	23,052,554

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